SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2010

STRIKEFORCE TECHNOLOGIES, INC.

New Jersey 333-122113 22-3827597

(State or other jurisdiction (Commission File Number) (I.R.S. Employer of incorporation) Identification No.)

1090 King Georges Post Road, Suite 603, Edison, NJ 08837

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 661 9641

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", “our company" “StrikeForce” refer to StrikeForce Technologies, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 5.02

Departure of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On July 31, 2010, Phillip E. Blocker was appointed as our company’s Chief Financial Officer.

His recent biography is below:

SUMMARY OF QUALIFICATIONS

SYSTEMS	FINANCIAL	OPERATIONS	INDUSTRIES
Oracle / PeopleSoft / Frx	IPO/SEC Reporting	Purchasing/Facilities	Manufacturing
MAS90 / QB / Sol / SBT	Budgeting / M & A	HR & Logistics	Retail & Distribution
M/ERP Implementation	Royalty Accounting	IT & MIS Mgmt	Technology

Robert Half Management Resources 10/04 – Present

Financial consultant fulfilling $10MM - $100MM clients’ interim CFO/Controller requirements in manufacturing, pharmaceuticals, software, and telecommunications

Finance, Treasury and full accounting responsibilities

Budgeting with monthly reforecasts and variance reporting

Monthly consolidated financial statements of three to eight foreign subsidiaries

FAS 50, 52, 68, 84, 91, 94, 95, 98, 109, 123R, 130, 142 and 146 + SOP 98-9 & EITF 00-10, 02-7

Supervise two – five senior accountants plus accounting clerks

Royalty accounting with quarterly reports/payments for 55 artists & 62 manufacturers

3 year IPO Prep – ensure full GAAP compliance & account analysis

Designed FRx reports for cross entity divisional reporting

SEC Reporting – 10Q 3/06 - 12/07, plus 10K 9/06 & 9/07

IPO – filing of S-1, response to SEC issues

Business process reengineering - restructured workflow between multiple branch operations

ASKL Enterprises, Inc. 4/02 – 9/04

Financial consultant fulfilling $5MM - $50MM clients’ interim CFO/Project Manager requirements in manufacturing, retail and financial services

M&A Activity: Valuations, Due Diligence and Business Planning

Signed chain to $80MM website, resulting in 10% revenue increase

Built customer service, financial, MIS and purchasing organizations

Implemented new MRP/Accounting system

Submitted $200,000+ State grant to reduce cost of MRP/ESL/technical training initiatives

Financial reporting of $10 Billion credit derivatives portfolio

EDUCATIONAL

BACHELOR OF ARTS, June 1979

Queens College of the City University of New York

PROFESSIONAL LICENSES

CERTIFIED PUBLIC ACCOUNTANT (Passed all four parts of the exam)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKEFORCE TECHNOLOGIES, INC.
(Registrant)

By: /s/ Mark L. Kay Mark L. Kay Chief Executive Officer Dated: August 2, 2010